EXHIBIT 32.1

ANNALY  CAPITAL MANAGEMENT, INC.
1211 AVENUE OF THE AMERICAS
SUITE 2902
NEW YORK, NEW YORK 10036

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Michael A.J. Farrell, the Chairman of the Board of Directors, Chief Executive Officer, and President of Annaly Capital Management, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009   (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael A.J. Farrell
Michael A.J. Farrell
Chairman of the Board of Directors, Chief Executive Officer, and President
November 4, 2009